Exhibit 10.12

EXECUTION VERSION

ASSIGNMENT AND CONTRIBUTION AGREEMENT
THIS ASSIGNMENT AND CONTRIBUTION AGREEMENT (this “Agreement”) is entered into on and effective as of July 22, 2020, by and among Marc Ganzi (“Ganzi”), Ben Jenkins (“Jenkins”), MCG ANALOG, LLC (“MCG Analog”), the GANZI EXTENDED FAMILY TRUST (the “Ganzi Trust”), BJJ ANALOG, LLC (“BJJ Analog”), DB Aviator Manager Rollover Holdings, L.P. (“Rollover Holdings”), DCR YieldCo Holdings, LP (“DCR Holdings”), and DCR and Aviator Holdings GP, LLC, in its capacity as general partner of DCR Holdings (the “General Partner”). Ganzi, Jenkins, MCG Analog, BJJ Analog, Rollover Holdings, DCR Holdings, and the General Partner are sometimes individually referred to in this Agreement as a “Party,” and, collectively, as the “Parties.”
WHEREAS, as of the date hereof, each of Ganzi and Jenkins holds Class A Units in DCR Holdings (as to each of Ganzi and Jenkins, his “Class A Units”) in the amounts set forth on Schedule A hereto;
WHEREAS, as of the date hereof, (a) MCG Analog is wholly-owned by Ganzi, (b) BJJ Analog is wholly-owned by Jenkins, and (c) Ganzi is the trustee of the Ganzi Trust;
WHEREAS, as of the date hereof, (a) MCG Analog, the Ganzi Trust and BJJ Analog are each limited partners of Rollover Holdings and (b) Rollover Holdings is a limited partner of DCR Holdings;
WHEREAS, (a) Ganzi wishes to contribute and assign (x) 58.580000 of his Class A Units to the Ganzi Trust, and (y) the remainder of his Class A Units to MCG Analog and (b) Jenkins wishes to contribute and assign 100% of his Class A Units to BJJ Analog (collectively, the “First Contribution”), and each of MCG Analog, the Ganzi Trust and BJJ Analog is willing to accept the contribution and assignment of such Class A Units;
WHEREAS, immediately following the First Contribution, each of MCG Analog, the Ganzi Trust and BJJ Analog wishes to contribute and assign 100% of the Class A Units it received as part of the First Contribution to Rollover Holdings as an in-kind contribution in respect of MCG Analog’s, the Ganzi Trust’s, and BJJ Analog’s respective limited partnership interests in Rollover Holdings (the “Second Contribution”), and Rollover Holdings is willing to accept the contribution and assignment of such Class A Units;
WHEREAS, the First Contribution and the Second Contribution will be effected by (a) in the case of the First Contribution, each of Ganzi and Jenkins assigning all of his right, title and interest in his Class A Units to MCG Analog, the Ganzi Trust, and BJJ Analog, as applicable, in the manner described in the preceding recitals, (b) in the case of the Second Contribution, MCG Analog, the Ganzi Trust and BJJ Analog each assigning all of their respective right, title and interest in such Class A Units to Rollover Holdings and (c) Rollover Holdings being admitted as a Substituted Partner in DCR Holdings in respect of such Class A Units effective as of the date hereof, in each case, pursuant to Article IX of that certain Limited Partnership Agreement of DCR Holdings dated as of July 22, 2020 (as amended to date, the “DCR Holdings LPA”). Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the DCR Holdings LPA; and
WHEREAS, the General Partner is willing to approve the assignments and contributions contemplated by this Agreement, as well as the admission of Rollover Holdings as a Substituted Partner in respect of the Class A Units it receives as part of the Second Contribution, as evidenced by the General Partner’s execution and delivery of this Agreement.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.	First Contribution.
Effective as of the date hereof, (a) Ganzi hereby unconditionally and irrevocably assigns and contributes (x) 58.580000 of his Class A Units to the Ganzi Trust and (y) the remainder of his Class A Units to MCG Analog in respect of his membership interest in MCG Analog and (b) Jenkins unconditionally and irrevocably assigns and contributes 100% of his Class A Units to BJJ Analog in respect of his membership interest in BJJ Analog, in each case, together with all of their respective right, title and interest in and to such Class A Units so assigned and contributed. Each of MCG Analog, the Ganzi Trust, and BJJ Analog hereby accepts the Class A Units assigned and contributed to it pursuant to this Section 1, and assumes all of Ganzi’s and Jenkin’s respective obligations with respect to such Class A Units arising under the DCR Holdings LPA from and after the date hereof.

SECTION 2.	Second Contribution.
Immediately following the First Contribution by Ganzi and Jenkins, effective as of the date hereof, each of MCG Analog, the Ganzi Trust, and BJJ Analog hereby assigns and contributes 100% of the Class A Units assigned and contributed to it pursuant to Section 1 to Rollover Holdings in respect of MCG Analog’s, the Ganzi Trust’s, and BJJ Analog’s respective limited partnership interests in Rollover Holdings, together with all of their respective right, title and interest in and to such Class A Units. Rollover Holdings hereby accepts the Class A Units assigned and contributed to it pursuant to this Section 2, and assumes all of MCG Analog’s, the Ganzi Trust’s, and BJJ Analog’s respective obligations with respect to such Class A Units arising under the DCR Holdings LPA from and after the date hereof.

SECTION 3.	Accession to DCR Holdings LPA; Withdrawal of Ganzi and Jenkins.
3.1.    On the date hereof, immediately following the Second Contribution, (a) Rollover Holdings shall be admitted to DCR Holdings as a Substituted Partner with respect to all of the Class A Units assigned and contributed to it as part of the Second Contribution, (b) Ganzi and Jenkins shall withdraw as, and cease to be, Limited Partners of DCR Holdings with respect to such Class A Units and (c) Ganzi, Jenkins, MCG Analog, the Ganzi Trust and BJJ Analog shall have no further rights, duties or obligations in or to DCR Holdings, as a Limited Partner or otherwise, in respect of such Class A Units.

3.2.    On the date hereof, immediately following the Second Contribution, Rollover Holdings shall be bound by the terms and provisions of the DCR Holdings LPA, and shall become a party to the DCR Holdings LPA, as a Limited Partner, with respect to the Class A Units assigned and contributed pursuant to this Agreement in substitution for Ganzi and Jenkins.

SECTION 4.	Consent of the General Partner.
By its execution and delivery of this Agreement, the General Partner hereby (a) consents in accordance with the DCR Holdings LPA to the contributions and assignments of the Class A Units contemplated by this Agreement, (b) acknowledges and agrees that all conditions and requirements to consummate the contributions and assignments of the Class A Units by the applicable Parties under the DCR Holdings LPA have been satisfied or waived, (c) consents to the withdrawal of Ganzi and Jenkins from DCR Holdings as Limited Partner in respect of the Class A Units, (d) consents to the release of Ganzi, Jenkins, MCG Analog, the Ganzi Trust and BJJ Analog from all further rights, duties and obligations in respect of the Class A Units and (e) consents to the admission of Rollover Holdings as a Substituted Partner with respect to the Class A Units in substitution for Ganzi and Jenkins, in each case, effective as of the date hereof.

SECTION 5.	Representations and Warranties.
5.1.    Each of Ganzi and Jenkins represents and warrants to the other Parties hereto that it is assigning his Class A Units as part of the First Contribution free and clear of all liens and encumbrances except those arising under the DCR Holdings LPA and applicable securities laws.
5.2.    Except as expressly set forth in Sections 1 and 7.1, each of Ganzi and Jenkins, by himself and his successors and assigns, hereby disclaims all covenants, representations and warranties however arising, whether express, implied, statutory or otherwise, and MCG Analog, the Ganzi Trust, BJJ Analog and Rollover Holdings each accepts the Class A Units assigned and contributed to it pursuant to this Agreement, without any covenants, representation or warranty by either Ganzi or Jenkins.

SECTION 6.	Successor and Assigns.
This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

SECTION 7.	Governing Law.
This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

SECTION 8.	Amendments; Waiver.
This Agreement may not be amended, modified or waived in any respect except in writing signed by all of the Parties.

SECTION 9.	Counterparts.

This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the Parties but all of which shall be taken together as a single instrument. The delivery of any executed counterpart of this Agreement by PDF, other electronic medium (e.g. DocuSign) or via attachment to an email shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.
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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.
By: /s/ Marc C. Ganzi
Name: Marc Ganzi

By: /s/ Ben Jenkins
Name: Ben Jenkins

MCG ANALOG, LLC

By: /s/ Marc C. Ganzi
Name: Marc Ganzi
Title: Authorized Signatory
GANZI EXTENDED FAMILY TRUST

By: /s/ Marc C. Ganzi
Name: Marc Ganzi
Title: Trustee
BJJ ANALOG, LLC

By: /s/ Ben Jenkins
Name: Ben Jenkins
Title: Authorized Signatory

[Additional Signature Pages Follow]

Signature Page to Assignment and Contribution Agreement

DB AVIATOR MANAGER ROLLOVER HOLDINGS, L.P.

By: Colony Valhalla GP, LLC, its general partner

By: /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

[Additional Signature Pages Follow]

Signature Page to Assignment and Contribution Agreement

DCR and AVIATOR HOLDINGS GP, LLC, in its capacity as general partner of DCR YieldCo Holdings, LP

By: /s/ Justin Chang
Name: Justin Chang
Title: Authorized Signatory

Signature Page to Assignment and Contribution Agreement

SCHEDULE A

CLASS A UNITS

Class A Units
Marc Ganzi	340.19703
Ben Jenkins	83.15928